1 P R I V I L E G E D A N D C O N F I D E N T I A L \\intranet.barcapint.com\dfs-amer\group\Nyk\area\ibd\Industrial\Companies\Jeld-Wen\2015.07 Project Jamaica Dual Track\2015.10 IPO Execution\Presentation\Roadshow Presentation\Project Falcon_Roadshow Presentation_(1.13.17)_vNear Final_v10pm Q2 2017 Results Presentation | August 8, 2017

2 Disclosures Forward-Looking Statements This presentation contains certain "forward-looking statements" regarding business strategies, market potential, future financial performance, the potential of our categories and brands, our outlook for 2017, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2016, and our Quarterly Report on Form 10-Q for the quarter ended April 1, 2017, both filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for 2017 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; no changes in foreign currency exchange and tax rates; and favorable interest expense due to the recent debt reduction. The forward-looking statements included in this presentation are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation presents certain “non-GAAP” financial measures. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation. The Company provides certain guidance on a non-GAAP basis because the Company cannot predict certain elements that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. We use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, and Adjusted EPS because we believe they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends because they exclude the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. We use Adjusted EBITDA and Adjusted EBITDA margin to measure our financial performance and also to report our results to our board of directors. Further, our executive incentive compensation is based in part on Adjusted EBITDA. In addition, we use Adjusted EBITDA as calculated herein for purposes of calculating compliance with our debt covenants in certain of our debt facilities. Adjusted EBITDA should not be considered as an alternative to net income as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income, eliminating the impact of the following items: loss from discontinued operations, net of tax; gain (loss) on sale of discontinued operations, net of tax; equity (earnings) loss of non-consolidated entities; income tax; depreciation and amortization; interest expense, net; impairment and restructuring charges; gain on sale of property and equipment; share-based compensation expense; non-cash foreign exchange transaction/translation income (loss); other non-cash items; other items; and costs related to debt restructuring, debt refinancing, and the Onex investment. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenues. We present free cash flow because we believe it assists investors and analysts in determining the quality of our earnings. We also use free cash flow to measure our financial performance and to report to our board of directors. In addition, our executive incentive compensation is based in part on free cash flow. We define free cash flow as cash flow from operations less capital expenditures (including purchases of intangible assets). Free cash flow should not be considered as an alternative to cash flows from operations as a liquidity measure. Adjusted net income represents net income adjusted for the after-tax impact of i) non-cash foreign currency (gains) losses, ii) impairment and restructuring charges, and iii) other non-recurring expenses associated with certain matters such as our initial public offering, secondary offering, mergers, and litigation. Adjusted EPS represents net income per diluted share adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate adjusted net income as described above. All such items are tax-effected at our estimated annual effective tax rate of approximately 29.8%. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP. Due to rounding, numbers presented throughout this document may not sum precisely to the totals provided and percentages may not precisely reflect the absolute figures.

3 Introduction Mark Beck, President and CEO

# JELD-WEN at a Glance

JELD-WEN WINDOWS & DOORS

## Business Highlights

- **Global market leader** in windows and doors
- Q2 2017 LTM Net Revenues of **$3.7 billion** and Adj. EBITDA of **$426 million** (~**11.5% margin**)
- **Scaled platform** creating competitive advantage
  - **117** manufacturing facilities in **19** countries
  - **20,000+** employees
  - **13,000+** customers
- **Long-standing customer relationships** with home centers, builders and independent dealers
- Seven **strategic acquisitions** in the past two years – all on track to deliver strong ROI

## Net Revenues Mix(1)

### Product



Other 9%
Windows 24%
Doors 67%

### Geography



Australasia 14%
N.A. 59%
Europe 27%

### Application



Non-Resi. 10%
Resi. New Construction 45%
Resi. Repair & Remodel 45%

## Key Brands

JELD-WEN WINDOWS & DOORS
aneeta
breezway
MATTIOVI
CORINTHIAN DOORS A JELD-WEN Company
DANA
DOORIA
KARONA by JELD-WEN
LaCANTINA DOORS
STEGBAR A JELD-WEN Company
SWEDOOR JELD-WEN
TREND WINDOWS & DOORS

**GLOBAL MARKET LEADER WITH UNMATCHED SCALE**

(1) Based on FY2016 results.

4

5 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% FY 2013 LTM Q2 2017 Target* An Extraordinary Transformation Underway PROVEN TEAM DRIVING EARNINGS GROWTH AND FREE CASH FLOW Adjusted EBITDA Margin % Where We Are Today Our Proven Operating Model  Early stages of a multi-year turnaround  A global platform with scale, iconic brands and leading market positions  A team of accomplished leaders assembled from the best Industrials (Danaher, Cooper, UTC, etc.) executing a proven operating model • Self-help: quality, productivity, sourcing • Steady profitable growth: price, innovation, share-gain • Strategic M&A: as an industry consolidator Where We Are Going 1 2 3 4.4% 11.5% 15-20% *Note: This presentation includes long-term targets, which are for illustrative purposes only. These long-term targets should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, if at all, such performance or results will be achieved.

6 Proven Operating Model Target Identification Target Cultivation Stage Gate Process Integration Playbook Performance Tracking Strategic M&AOperational Excellence Talent Management, JELD-WEN Excellence Model (JEM), and Enabling Technology WORLD-CLASS PERFORMANCE AND RETURNS New Products and Innovation Brand Strategy Channel Management Sales Force Effectiveness Pricing Optimization Profitable Organic Growth Safety and Compliance Quality System Customer Experience Productivity Sourcing

# Profitable Organic Growth

## Recent New Product Launches

### North America


Premium Vinyl Windows


Fiberglass Doors


DesignGlide Hardware

### Europe


Carisma – 3D Printing


Concealed Frame


Fire Rated Steel

### Australasia


Alumiere Windows


Blonde Oak Doors


Flomotion & Duomode Sashless

**INVESTING IN INNOVATION TO DRIVE PROFITABLE GROWTH**

7

8 NEW PRODUCTS DIFFERENTIATED BY DESIGN AND PERFORMANCE Profitable Organic Growth Recent New Product Launches Architectural Fiberglass Doors Alumiere Windows

9 Strategic M&A Mattiovi Acquisition HIGHLY STRATEGIC BOLT-ON; SYNERGIES IN BOTH REVENUES AND COST  Leading interior door manufacturer in Finland with a strong business in both the residential and commercial markets  Rationale: Strong brand name and product offering improves our Nordic market position and provides additional capacity for door frames  Closed June 30, 2017  Primary products include: • Stile and rail interior doors • Molded interior doors • Wet area doors (sauna and bathroom) • Fire-rated and sound proof doors  Three Finnish manufacturing sites: • Laitila – Stile and rail solid wood doors • Alavus – Project doors • Posio – Door frames and components

10 Second Quarter Highlights BUSINESS TRANSFORMATION DRIVING EARNINGS AND FCF IMPROVEMENT  Adjusted EBITDA growth of 11.2% - Adjusted EBITDA margin of 13.2%, a 150 bps increase over prior year - Favorable pricing, operational cost savings initiatives, and improved mix  Net revenues decreased 1.6% - Unfavorable foreign exchange impact and small decrease in core revenues, partially offset by contribution from Breezway acquisition  Free cash flow for the year to date increased $77 million  JEM initiatives driving improvements in margin and cash flow  Investing in profitable growth and strategic M&A

11 Financial Review Brooks Mallard, EVP and Chief Financial Officer

12 SOLID MARGIN IMPROVEMENT IN THE QUARTER; YTD RESULTS ON TRACK 2017 YoY Change 2017 YoY Change Net Revenues $948.7 (1.6%) $1,796.5 2.0% Gross Margin $235.7 11.1% $421.7 13.9% Gross Margin Percent 24.8% 280 bps 23.5% 250 bps Net Income $46.8 (30.1%) $53.2 (27.1%) EPS – Diluted (1) $0.43 N/A N/A N/A Adjusted EPS – Diluted (1) $0.51 N/A N/A N/A Adjusted EBITDA $125.3 11.2% $206.3 18.6% Adjusted EBITDA Margin 13.2% 150 bps 11.5% 160 bps Q2 and YTD 2017 Financial Summary USD in millions (except for per share items) Q2 YTD (1) Y T D f i g u r e s a n d p r i o r p e r i o d c o mp a r i s o n s a r e n o t me a n i n g f u l , a s Q 2 2 0 1 7 wa s t h e f i r s t f u l l q u a r t e r r e f l e c t i n g t h e p o s t - I P O c a p i t a l s t r u c t u r e a n d d i l u t i o n o f t h e I P O t r a n s a c t i o n .

13 Q2 2017 Pricing 1% 2% 0% 1% Volume/Mix (2%) (4%) 1% 0% Core Growth (1%) (2%) 1% 1% Acquisitions 1% 0% 0% 5% FX (2%) (1%) (4%) 0% Total (1.6%) (2.8%) (3.0%) 6.0% PRICING CONTINUES TO BE POSITIVE; CORE REVENUES DECLINED IN Q2 Q2 and YTD 2017 Net Revenues Walk JELD-WEN North America Europe Australasia YTD 2017 Pricing 2% 2% 1% 1% Volume/Mix 0% (1%) 3% 2% Core Growth 2% 1% 4% 3% Acquisitions 1% 0% 0% 8% FX (1%) 0% (5%) 3% Total 2.0% 0.8% (0.8%) 13.7%

14 SOLID MARGIN EXPANSION DESPITE SOFT REVENUE 2017 YoY Change 2017 YoY Change Net Revenues $551.7 (2.8%) $1,035.8 0.8% Adjusted EBITDA $79.8 5.3% $130.0 21.0% Adjusted EBITDA Margin 14.5% 110 bps 12.6% 210 bps North America Segment Performance USD in millions Q2 YTD Wood Windows Vinyl Windows Interior Doors Exterior Doors Wall Systems

15 FX IMPACTING REVENUES; SIGNIFICANT MARGIN IMPROVEMENT 2017 YoY Change 2017 YoY Change Net Revenues $258.9 (3.0%) $501.2 (0.8%) Adjusted EBITDA $37.1 8.1% $64.3 9.0% Adjusted EBITDA Margin 14.3% 140 bps 12.8% 110 bps Europe Segment Performance USD in millions Q2 YTD Residential Doors Commercial Doors Fire Resistant Sound Dampening Security Doors

16 RECENT ACQUISITIONS DRIVING GROWTH; MARGIN PROGRESSION CONTINUES 2017 YoY Change 2017 YoY Change Net Revenues $138.2 6.0% $259.5 13.7% Adjusted EBITDA $17.3 21.7% $30.6 32.1% Adjusted EBITDA Margin 12.5% 160 bps 11.8% 170 bps Australasia Segment Performance USD in millions Q2 YTD Windows Doors Shower Enclosures Closet Systems Specialty Windows

# Balance Sheet and Cash Flow

USD in millions

| Balance Sheet and Liquidity | July 1, 2017 | December 31, 2016[1] |
|---|---|---|
| Total Debt | $1,245.8 | $1,620.0 |
| Cash | $227.7 | $102.7 |
| Total Net Debt | $1,018.1 | $1,517.3 |
| **Net Debt / Adjusted EBITDA** | **2.4x** | **3.9x** |
| **Liquidity** [2] | **$527.9** | **$381.9** |

| Cash Flow | YTD Q2 2017 | YTD Q2 2016 |
|---|---|---|
| Cash Flow From Operations | $66.2 | $12.6 |
| Capital Expenditures [3] | ($19.8) | ($43.3) |
| **Free Cash Flow** | **$46.3** | **($30.7)** |

(1) Does not reflect the impact of proceeds received from initial public offering subsequent to year end.
(2) Liquidity includes cash and availability from undrawn revolving credit facilities.
(3) Includes purchases of property, equipment, and intangible assets.

**NET LEVERAGE REDUCED TO 2.4x; SIGNIFICANT LIQUIDITY**

17

18 Summary and 2017 Outlook Mark Beck, President and Chief Executive Officer

19 OUTLOOK AFFIRMED FOR 2017 REVENUE AND ADJUSTED EBITDA Net Revenue Growth 1.5% – 3.5% Adjusted EBITDA $440 – $460 Capital Expenditures $80 – $90 2017 Outlook USD in millions

20 Appendix

# Non-GAAP Reconciliation

## Adjusted EBITDA (USD in millions)

| | Three Months | | Six Months Ended | |
|---|---|---|---|---|
| | July 1, 2017 | June 25, 2016 | July 1, 2017 | June 25, 2016 |
| Net income | $ 46.8 | $ 66.9 | $ 53.2 | $ 72.9 |
| Income from discontinued operations, net of tax | — | 0.6 | — | 0.1 |
| Equity earnings of non-consolidated entities | (1.1) | (0.5) | (1.6) | (1.3 |
| Income tax expense (benefit) | 17.7 | (15.7) | 20.0 | (13.6 |
| Depreciation and intangible amortization | 26.0 | 26.4 | 53.1 | 52.0 |
| Interest expense, net[1] | 17.5 | 18.2 | 44.4 | 35.2 |
| Impairment and restructuring charges | 0.6 | 5.3 | 1.8 | 8.2 |
| (Gain) loss on sale of property and equipment | — | 0.3 | (0.1) | (3.3 |
| Stock-based compensation expense | 5.3 | 5.5 | 10.8 | 10.6 |
| Non-cash foreign exchange transaction/translation loss | 2.8 | 1.8 | 7.1 | 6.8 |
| Other non-cash items[2] | — | 2.6 | — | 3.0 |
| Other items[3] | 9.8 | 1.4 | 17.3 | 3.2 |
| Costs relating to debt restructuring and refinancing | — | — | 0.3 | — |
| Adjusted EBITDA[4] | $ 125.3 | $ 112.7 | $ 206.3 | $ 173.9 |

1. For the six-months ended July 1, 2017, interest expense includes the write-off of $7.0 million of original issue discount and deferred financing fees related to the repayment of debt.
2. Other non-cash items include; (i) in the three months ended June 25, 2016, (1) $2.6 million out-of-period charge for European warranty liability adjustment; and (ii) in the six months ended June 25, 2016, (1) $2.6 million out-of-period charge for European warranty liability adjustment, and (2) charges of $0.4 million for Trend PPA inventory valuation adjustment.
3. Other items not core to business activity include: (i) in the three-months ended July 1, 2017, (1) $7.8 million in legal costs, (2) $1.0 million in secondary offering costs, and (3) $0.7 million in legal entity consolidation costs; (ii) in the three months ended June 25, 2016, (1) $0.4 million professional fees related to the IPO process, (2) $0.3 million related to a legal settlement accrual for CMI, (3) $0.2 million of non-recurring audit fees, and (4) $0.2 million in acquisition costs; (iii) in the six months ended July 1, 2017, (1) $15.8 million in legal costs, (2) $(2.2) million gain on settlement of contract escrow, (3) $1.0 million secondary offering costs, (4) $0.8 million in legal entity consolidation costs, (5) $0.6 million in facility shut down costs, and (6) $0.3 million in IPO costs; and (iv) in the six months ended June 25, 2016, (1) $1.0 million in acquisition costs, (2) $0.4 million of professional fees related to IPO process, (3) $0.3 million in Dooria plant closure costs, (4) $0.3 million related to a legal settlement accrual for CMI, (5) $0.2 million of tax consulting costs in Europe, and (6) $0.2 million of non-recurring audit fees.
4. Adjusted EBITDA is a financial measure that is not calculated in accordance with GAAP.

21

22 Non-GAAP Reconciliation Adjusted EPS & Free Cash Flow (USD in millions) NOTE: All adjustments to net income and net income per share are adjusted at our estimated annual effective tax rate of approximately 29.8% Six Months Ended July 1, 2017 June 25, 2016 Net cash used in operating activities $ 66.2 $ 12.6 Less capital expenditures 19.8 43.3 Free cash flow $ 46.3 $ (30.7) Three Months Ended July 1, 2017 Net income $ 46.8 Legal and professional fees 6.2 Non-cash foreign exchange transactions/translation loss 1.9 Impairment and restructuring charges 0.4 Adjusted net income $ 55.3 Diluted net income per share $ 0.43 Legal and professional fees 0.06 Non-cash foreign exchange transactions/translation loss 0.02 Impairment and restructuring charges — Adjusted net income per share $ 0.51 Diluted shares 109,086,129